UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 14, 2006, the registrant, Halo Technology Holdings, Inc. ("Halo"), announced that it has entered into an agreement (the "Purchase Agreement") with Unify Corporation ("Unify") pursuant to which Halo will acquire the Insurance Risk Management (IRM) and ViaMode divisions of Unify as part of a simultaneous transaction in which Unify will also acquire Halo’s subsidiary, Gupta Technologies, LLC. In addition to the two business units, HALO will receive 5,000,000 shares of Unify common stock, $5,000,000 in cash, and warrants to acquire 750,000 shares of Unify stock. In addition, Halo and Unify announced that they have terminated the Agreement and Plan of Merger, as amended (the "Merger Agreement") entered into by Halo and Unify on March 14, 2006. A copy of the press release issued by Halo on September 14, 2006 with regard to these transactions is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information required by Item 1.01 and Item 1.02 will be filed in a separate Current Report on Form 8-K. A copy of the Merger Agreement was filed as Exhibit 10.118 to Halo’s Current Report on Form 8-K filed March 20, 2006, a copy of Amendment No. 1 to the Merger Agreement was filed as Exhibit 10.123 to Halo's Current Report on Form 8-K filed May 24, 2006, and a copy of Amendment No. 2 to the Merger Agreement was filed as Exhibit 10.125 to Halo's Current Report on Form 8-K filed July 11, 2006.

Forward-Looking Statements Safe Harbor

Certain statements contained in this current report regarding Halo’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned,"
"estimated," "potential," "goal," "outlook," and similar expressions, as they relate to the Company or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the Company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the transactions, including future financial and operating results, Halo’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the businesses to be acquired by Halo will not be integrated successfully; (2) the risk that the cost savings and any revenue synergies from the transactions may not be fully realized or may take longer to realize than expected; (3) the risk that Unify is unable to raise additional financing by the time that all other conditions to the completion of the transactions have been satisfied; (4) the applicable disruption from the transactions making it more difficult to maintain relationships with customers, employees or suppliers; and (5) general economic conditions and consumer sentiment in our markets. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements are described in detail in Halo’s Annual Report on Form 10-KSB for its fiscal year ended June 30, 2005, and HALO’s other periodic and current reports filed with the Securities and Exchange Commission from time to time that are available on the SEC’s internet Web site at http://www.sec.gov. Unless required by law, Halo does not undertake any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 Halo press release dated September 14, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

September 14, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Halo Press Release Dated September 14, 2006